UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2004

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane

Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code):  (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

First Amendment to Credit Agreement

In order to finance a portion of its previously disclosed acquisition of Executive Relocation Corporation, SIRVA, Inc. (“SIRVA”), through its subsidiary SIRVA Worldwide, Inc. (“SIRVA Worldwide”), has refinanced its existing term loans of $415 million with new term loans, pursuant to a first amendment, dated as of December 8, 2004 and effective as of December 23, 2004 (the “First Amendment”) to the credit agreement, dated as of December 1, 2003 (the “Credit Agreement”), among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.  The lenders include affiliates of LaSalle Bank (as defined below) and General Electric Capital Corporation, which are "purchasers" under the receivables securitization facility described below.

The First Amendment provides a $490 million term loan at an applicable margin of 1.00% for ABR Loans, and an applicable margin of 2.00% for Eurocurrency Loans.  The First Amendment also increases SIRVA Worldwide’s swing line loan capacity from $10,000,000 to $20,000,000.  In connection with the First Amendment, the lenders also consented to SIRVA's acquisition of Executive Relocation Corporation ("Executive Relocation") and SIRVA’s disposition of its European Specialized Transportation business.

The description of the First Amendment set forth above is qualified in its entirety by reference to the actual terms of the agreement, which is attached hereto as EXHIBIT 99.1 and is incorporated herein by this reference.

Acknowledgement and Confirmation

In connection with the First Amendment, SIRVA, SIRVA Worldwide and certain of their subsidiaries executed an acknowledgement and confirmation (the “Acknowledgement and Confirmation”), in which they (a) confirmed that the obligations incurred pursuant to the First Amendment are guaranteed pursuant to the Guarantee and Collateral Agreement executed in connection with the Credit Agreement, (b) consented to the transactions contemplated by the First Amendment and (c) agreed that their obligations under the Guarantee and Collateral Agreement shall remain in full force and effect after giving effect to the First Amendment.

The description of the Acknowledgement and Confirmation set forth above is qualified in its entirety by reference to the actual terms of the agreement, which is attached hereto as EXHIBIT 99.2 and is incorporated herein by this reference.

Receivables Securitization

On December 23, 2004, SIRVA Relocation Credit, LLC, a wholly owned special purpose vehicle of SIRVA (“SRC”), entered into an amended and restated receivables sale agreement (the “Receivables Sale Agreement”) with SIRVA Relocation LLC, a SIRVA subsidiary ("SIRVA Relocation"), and Executive Relocation, as servicers, LaSalle Bank National Association (“LaSalle Bank”), as agent, and various purchasers from time to time.  The receivables are comprised of relocating employee receivables and employer receivables under certain relocation services agreements, including all related assets with respect thereto.  As previously disclosed, an affiliate of LaSalle Bank recently sold all of the issued and outstanding stock of Executive Relocation to a subsidiary of SIRVA.  Affiliates of LaSalle Bank have in the past provided and may continue in the future to provide funding to SIRVA.

Under the Receivables Sale Agreement, SRC sells a receivable portfolio on a non-recourse basis to LaSalle Bank, an unaffiliated third party bank.  SRC retains an interest in the receivables of 15% of the eligible receivables plus the amount of any receivable that is not eligible.  The description of the Receivables Sale Agreement set forth above is qualified in its entirety by reference to the actual terms of the agreement, which is attached hereto as EXHIBIT 99.3 and is incorporated herein by this reference.

On December 23, 2004, SRC also entered into an amended and restated purchase and sale agreement (the “Purchase and Sale Agreement”) with SIRVA Relocation and Executive Relocation.  Under the Purchase and Sale Agreement, SIRVA Relocation and Executive Relocation will sell receivables to SRC, which will then sell them to the purchasers under the Receivables Sale Agreement described above.  SIRVA Relocation and Executive Relocation provide servicing of the receivables.  The description of the Purchase and Sale Agreement set forth above is qualified in its entirety by reference to the actual terms of the agreement, which is attached hereto as EXHIBIT 99.4 and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Exhibits.

Exhibit Number

Description
99.1

First Amendment, dated as of December 8, 2004 and effective as of December 23, 2004, to the Credit Agreement, dated as of December 1, 2003, among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto

99.2

Acknowledgement and Confirmation, dated as of December 8, 2004 and effective as of December 23, 2004, of SIRVA, Inc., SIRVA Worldwide, Inc. and certain of their subsidiaries, with respect to First Amendment to Credit Agreement.

99.3

Receivables Sale Agreement, dated December 23, 2004, among SIRVA Relocation Credit, LLC; SIRVA Relocation LLC; Executive Relocation Corporation; LaSalle Bank National Association; and the Purchasers from time to time party thereto.

99.4	Purchase and Sale Agreement, dated December 23, 2004, between SIRVA Relocation LLC, SIRVA Relocation Credit, LLC and Executive Relocation Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: December 30, 2004
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President and General Counsel

Exhibit Number

Description
99.1

First Amendment, dated as of December 8, 2004 and effective as of December 23, 2004, to the Credit Agreement, dated as of December 1, 2003, among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto

99.2

Acknowledgement and Confirmation, dated as of December 8, 2004 and effective as of December 23, 2004, of SIRVA, Inc., SIRVA Worldwide, Inc. and certain of their subsidiaries, with respect to First Amendment to Credit Agreement.

99.3

Receivables Sale Agreement, dated December 23, 2004, among SIRVA Relocation Credit, LLC; SIRVA Relocation LLC; Executive Relocation Corporation; LaSalle Bank National Association; and the Purchasers from time to time party thereto.

99.4	Purchase and Sale Agreement, dated December 23, 2004, between SIRVA Relocation LLC, SIRVA Relocation Credit, LLC and Executive Relocation Corporation.